Exhibit 10(v)-10
SUPPLEMENT AGREEMENT
     THIS SUPPLEMENT AGREEMENT (this “Agreement”) dated as of July 25, 2008, is being executed and delivered pursuant to the provisions of Section 2.24 of that certain Amended and Restated Credit Agreement dated as of November 28, 2007, among ENERGYSOUTH, INC. and BAY GAS STORAGE COMPANY, LTD., as Borrowers, the Lenders from time to time parties thereto, and REGIONS BANK, as Administrative Agent for the Lenders, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 25, 2008 (as so amended, and as the same may hereafter be further amended, restated and supplemented from time to time, the “Credit Agreement”), by each of the existing Lenders listed on the signature pages hereto (each a “Consenting Lender” and collectively the “Consenting Lenders”), and the Borrowers, and accepted by the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
BACKGROUND
A. Pursuant to Section 2.24 of the Credit Agreement, the Parent Borrower has notified the Administrative Agent that the Parent Borrower proposes to increase the Aggregate ESI Commitment Amount under the Credit Agreement to the total amount of $225,000,000.
B. Each of the Consenting Lenders has agreed to increase its ESI Commitment by the amount specified for such Consenting Lender on Schedule I attached to this Agreement.
C. The parties to this Agreement are entering into this Agreement for purposes of effecting the increase in the ESI Commitments of the Consenting Lenders as contemplated by Section 2.24 of the Credit Agreement.
     Accordingly, each of the parties to this Agreement hereby agrees as follows:
1. Each of the Consenting Lenders hereby agrees to increase the amount of its ESI Commitment to the Parent Borrower under the Credit Agreement by the respective amount for such Consenting Lender shown as being its “Increase in ESI Commitment” on Schedule I attached to this Agreement. Such increase shall take effect for all purposes of the Credit Agreement on the Effective Date (as hereinafter defined) of this Agreement.
2. Each party hereto acknowledges and agrees that the respective ESI Commitments of the Consenting Lenders and the other ESI Lenders under the Credit Agreement are several and not joint commitments and obligations of such ESI Lenders. After giving effect to the additional and increased ESI Commitments as provided in this Agreement, each party further acknowledges and agrees that upon the funding of any additional ESI Borrowings on or after the Effective Date, the outstanding principal amounts of all ESI Commitments and the respective Percentages of the ESI Lenders are those set forth on Schedule II.

3. Each party hereto agrees that this Agreement and the effectiveness of the increased ESI Commitments as provided in this Agreement shall be subject to satisfaction by the Borrower of the following conditions and requirements:
     (a) The Borrowers shall have delivered to the Administrative Agent the following in form and substance satisfactory to the Administrative Agent:
     (i) a counterpart of this Agreement signed by the Consenting Lenders, the Borrower and the Administrative Agent;
     (ii) a duly executed Note payable to each Consenting Lender to the extent requested by any such Consenting Lender;
     (iii) a certificate of the Secretary or Assistant Secretary of the Parent Borrower, attaching and certifying copies of the authorizing resolutions for the increased ESI Commitments and any ESI Borrowings thereunder as provided in this Agreement; and
     (iv) the favorable written opinion of Armbrecht Jackson LLP, as counsel to the Borrowers, addressed to the Administrative Agent and each of the Lenders, and covering such matters relating to the Borrowers and this Agreement and the transactions contemplated herein as the Administrative Agent shall reasonably request.
     (b) The Parent Borrower shall have paid to the Administrative Agent (i) all costs and expenses incurred by the Administrative Agent in connection with this Agreement and the transactions contemplated herein, including without limitation, all reasonable fees and expenses of counsel for the Administrative Agent, and (ii) for the account of each Consenting Lender, an upfront fee in an amount equal to 0.375% of such Consenting Lender’s Increase in Commitment, as shown on Schedule I to this Agreement.
The date on which the foregoing conditions have been satisfied shall be the “Effective Date” of this Agreement.
4. The Borrowers represent and warrant to the Administrative Agent and the Lenders as of the Effective Date that (i) this Agreement has been duly authorized, executed and delivered by the Parent Borrower, (ii) the Credit Agreement, as supplemented hereby, and the other Loan Documents constitute the legal, valid and binding obligations of the Borrowers and the other Loan Parties enforceable against the Borrowers and the other Loan Parties in accordance with their terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, (iii) no Default or Event of Default exists, (iv) all representations and warranties of the Borrowers set forth in the Credit Agreement are true and correct in all material respects on such date (or, if any such representation or warranty is expressly stated to

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have been made as of a specific date, as of such specific date), and (v) since the date of the most recent financial statements of the Borrowers delivered to the Lenders pursuant to Section 5.1 of the Credit Agreement, there has been no change which has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.
5. Except as supplemented hereby, the Credit Agreement and all other documents executed in connection therewith shall remain in full force and effect. The Credit Agreement, as supplemented hereby, and all rights, powers and obligations created thereby or thereunder and under the Loan Documents and all such other documents executed in connection therewith are in all respects ratified and confirmed.
6. This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement, together with the applicable provisions of the Credit Agreement, constitutes the entire agreement among the parties hereto regarding the subject matter hereof and supersedes all prior agreements and understandings, oral or written, regarding such subject matter.
7. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

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     IN WITNESS WHEREOF, the Consenting Lenders and the Borrowers have caused this Agreement to be duly executed and delivered by their respective authorized officers and representatives, and the Administrative Agent, for the benefit of the Consenting Lenders, and all other Lenders under the Credit Agreement, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

REGIONS BANK, as a Consenting Lender
By:	/s/ Edward Midyett
	Name:	Edward Midyett
	Title:	Vice President

[SIGNATURE PAGE TO SUPPLEMENT AGREEMENT]

JPMORGAN CHASE BANK, N.A., as a Consenting Lender
By:	/s/ Nancy R. Barwig
	Name:	Nancy R. Barwig
	Title:	Vice President

[SIGNATURE PAGE TO SUPPLEMENT AGREEMENT]

ENERGYSOUTH, INC.,
as the Parent Borrower

By:	/s/ Charles P. Huffman

Name: Charles P. Huffman
Title: Executive Vice President and Chief Financial Officer

BAY GAS STORAGE COMPANY, LTD.,
as the Subsidiary Borrower

By:	EnergySouth Midstream, Inc.,
its sole general partner

By:	/s/ Charles P. Huffman

Name: Charles P. Huffman
Title: Executive Vice President and Chief Financial Officer

ACCEPTED THIS 25th
DAY OF JULY, 2008:

REGIONS BANK,
as Administrative Agent

By:	/s/ Edward Midyett

Name: Edward Midyett
Title: Vice President
[SIGNATURE PAGE TO SUPPLEMENT AGREEMENT]

Schedule I
INCREASED ESI COMMITMENTS

Consenting Lenders	Increases in ESI Commitments
Regions Bank	$15,000,000
JPMorgan Chase Bank, N.A.	15,000,000
TOTAL INCREASES:      $30,000,000

Schedule II
ESI LENDER COMMITMENTS AND PERCENTAGES*

	ESI Commitment
ESI Lenders	Amounts	Percentages
Regions Bank	$60,000,000	26.66666667%
JPMorgan Chase Bank, N.A.	65,000,000	28.88888889%
SunTrust Bank	50,000,000	22.22222222%
Union Bank of California, N.A.	50,000,000	22.22222222%
TOTAL	$225,000,000	100.00000000%

*	Upon the effectiveness of the Increases in ESI Commitments as provided in the Supplement Agreement

GUARANTORS’ ACKNOWLEDGMENT AND AGREEMENT
     Each of the undersigned Guarantors consents to the execution and delivery by the Borrowers of the foregoing Supplement Agreement and jointly and severally ratifies and confirms the terms of the Subsidiary Guarantee with respect to all indebtedness now or hereafter outstanding under the Credit Agreement as supplemented hereby and all promissory notes issued thereunder. Each of the undersigned Guarantors acknowledges and agrees that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrowers to the Lenders or any other obligation of the Borrowers, or any actions now or hereafter taken by the Lenders with respect to any obligations of the Borrowers, the Subsidiary Guarantee (i) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guarantee of payment of all “Parent Guaranteed Obligations” and “Subsidiary Borrower Guaranteed Obligations” to the extent and as provided therein, including without limitation, all Borrowings and Letters of Credit made and issued under the Credit Agreement, as supplemented hereby, and (ii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the obligations or liabilities of any Guarantor under the Subsidiary Guarantee.
[Signature Page Follows]

GUARANTORS:

ENERGYSOUTH MIDSTREAM, INC.

By:	/s/ Charles P. Huffman

Name: Charles P. Huffman
Title: Executive Vice President and Chief Financial Officer

ENERGYSOUTH SERVICES, INC.

By:	/s/ Charles P. Huffman

Name: Charles P. Huffman
Title: Executive Vice President and Chief Financial Officer

MGS MARKETING SERVICES, INC.

By:	/s/ Charles P. Huffman

Name: Charles P. Huffman
Title: Executive Vice President and Chief Financial Officer
[SIGNATURE PAGE TO GUARANTORS’
ACKNOWLEDGMENT AND AGREEMENT]